UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2019 (May 7, 2019)

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York	001-10986	11-2148932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Shares, $0.01 par value	Trading Symbol MSON	Name of exchange on which registered The Nasdaq Global Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Misonix, Inc. (the “Company”) held on May 7, 2018, the shareholders of the Company:

(i)	elected Charles Miner III, Stavros G. Vizirgianakis, Patrick A. McBrayer, Thomas M. Patton and Gwendolyn A. Watanabe to serve as directors of the Company;
(ii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
(iii)	approved, on a non-binding advisory basis, a frequency of one year for future non-binding advisory votes on the compensation of the Company’s named executive officers; and
(iv)	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

1. The votes cast by shareholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	“For”	Withheld	Non-Votes

Charles Miner III	3,145,449	715,970	3,183,458

Stavros G. Vizirgianakis	3,605,438	255,981	3,183,458

Patrick A. McBrayer	3,604,333	257,086	3,183,458

Thomas M. Patton	3,603,933	257,486	3,183,458

Gwendolyn A. Watanabe	3,855,409	6,010	3,183,458

2. The votes cast by the shareholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non- Votes

3,497,709	352,840	10,870	3,183,458

3. The votes cast by the shareholders with respect to the frequency, on a non-binding advisory basis, of future non-binding advisory votes on the compensation of the Company’s named executive officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

3,458,508	14,263	384,763	3,885	3,183,458

4. The votes cast by shareholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 were as follows:

Votes “For”	Votes “Against”	Abstentions

7,022,353	12,058	10,466

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2019	Misonix, Inc.

	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer Chief Financial Officer